EXHIBIT 10.67
                                                      TREASURY BOND:  5.64%
                                                      RENTAL FACTOR: 2.99630
                                                      LEASE FUNDING NO:   8

                                 LEASE SUPPLEMENT TO
                     MASTER EQUIPMENT LEASE (the "Master Lease")
                                       BETWEEN
                      COCA-COLA FINANCIAL CORPORATION ("Lessor")
                                         AND
                    COCA-COLA BOTTLING CO. CONSOLIDATED ("Lessee")
                               DATED: FEBRUARY 9, 1993

                      Lease Supplement Date:  December 30, 1993.

          1.   Term

               The "Initial Term" shall commence on the 30TH day of December, 1993 (the "Lease Commencement Date") and will continue for a term of one hundred eight months (108) months ending on November 30TH, 2002.

          2.   Rent

               (a) BASIC RENT: As Basic Rent hereunder, Lessee shall pay an aggregate rental charge of $2,993,626.08 payable in thirty six
          (36) quarterly installments of $83,156.28 each, beginning on February 28th, 1994 and continuing every third month thereafter during the Initial Term, with the final such installment being due and payable on November 30th, 2002.

               (b) INTERIM RENT: Lessee shall pay Lessor Interim Rent on all payments made by Lessor for Equipment from the date of Lessor's payment, if paid prior to the Lease Commencement Date, until the Lease Commencement Date. Interim Rent shall be calculated from the date of such payment on the basis of a rate which shall be the lesser of (i) a daily rate of ______ per dollar so paid by Lessor, (which rate is based on the rate implied by the Basic Rent amount set forth above), or (ii) a per annum rate applied to the amount so paid by Lessor equal to the "Prime Rate" as published in The Wall Street Journal on the last business day prior to the date of such payment by Lessor. Interim Rent shall be payable in full on the Lease Commencement Date.

               (c) SUPPLEMENTAL RENT: In addition to Basic Rent and Interim Rent, Lessee shall pay Lessor all Supplemental Rent provided for in the Master Lease including, without limitation, all applicable sales and use taxes.


          3.   Location of the Equipment

               The location(s) of the Equipment leased is (are) set forth on Exhibit "A" attached hereto.

          4.   Equipment Leased

          The Equipment leased is described on each equipment invoice and installation notification subject to this Lease Supplement. The supporting equipment invoices, installation notifications and equipment serial numbers are summarized on Exhibit "A" attached hereto.

          5.   Stipulated Loss Value

               The "Stipulated Loss Value" of each item of Equipment, as of any particular date of computation, shall be determined with reference to Exhibit "B" attached hereto by multiplying the original cost of such item of Equipment as stated on Exhibit "A" hereto by the percentage set forth opposite the applicable month number on Exhibit "B" hereto. For this purpose the applicable month number means the number of months or partial months elapsed since the Lease Commencement Date. If only a portion of an item of Equipment is affected by any event causing calculation of "Stipulated Loss Value" as specified in the Master Lease, and the cost of such portion of the Equipment cannot be readily determined from the original cost of such item set forth on Exhibit A, then the Stipulated Loss Value for such portion of the Equipment shall be as reasonably calculated by Lessor, with written notice of such amount being sent to Lessee by Lessor.

          6.   Lease

               This Lease Supplement is executed and delivered under and pursuant to the terms of the Master Lease, and this Lease Supplement shall be deemed to be a part of, and shall be governed by the terms and conditions of the Master Lease. For purposes of this Lease Supplement, capitalized terms which are used herein but which are not otherwise defined herein shall have the meanings ascribed to such terms in the Master Lease.

               IN WITNESS WHEREOF, Lessee has caused this Lease Supplement to be duly executed and delivered by its duly authorized officer, this ____ day of December, 1993.

                              LESSEE:  COCA-COLA BOTTLING CO. CONSOLIDATED
                              _______________________________
                              By:  Brenda B. Jackson

                              Title:  _______________________

                              [CORPORATE SEAL]

          Accepted in Atlanta, Georgia, this 30th day of December, 1993.



                              LESSOR:

                              COCA-COLA FINANCIAL CORPORATION

                              By:  ________________________

                              Title:  Vice President